                                                                   Exhibit 10.21


GUARANTEE OF A SCOTIABUSINESS IMPROVEMENT LOAN

TO THE BANK OF NOVA SCOTIA


IN CONSIDERATION OF THE BANK OF NOVA SCOTIA (herein called the "Bank") agreeing to deal with or to continue to deal with

TRANSFORMATION PROCESSING INC. (herein called the "Customer") the undersigned and each of them, if more than one, hereby jointly and severally guarantees payment to the Bank of all debts and liabilities, present or future, direct or indirect, absolute or contingent, matured or not, at any time owing by the Customer to the Bank or remaining unpaid by the Customer to the Bank arising under the Scotiabusiness Improvement Loan established under the Scotiabusiness Customer Agreement dated _____________ 19__ and made between the Customer and the Bank, whether incurred by one Customer alone or with another or others and whether as principal or surety, including all interest, commissions, legal and other costs, charges and expenses (such debts and liabilities being herein called the "guaranteed liabilities"), the liability of the undersigned hereunder being limited to the sum of SEVENTEEN THOUSAND NINE HUNDRED AND FORTY FOUR dollars with interest from the date of demand for payment at the rate set out in paragraph 5 hereof.

         AND THE UNDERSIGNED and each of them, if more than one, hereby jointly and severally agrees with the Bank as follows:

         1. In this Guarantee the word "Guarantor" shall mean the undersigned and, if there is more than one guarantor, it shall mean each of them.

         2. This guarantee shall be a continuing Guarantee of all the guaranteed liabilities and shall apply to and secure any ultimate balance due or remaining unpaid to the Bank; and this guarantee shall not be considered as wholly or partially satisfied by the payment or liquidation at any time of any sum of money for the time being due or remaining unpaid to the Bank.

         3. The Bank shall not be bound to exhaust its recourse against the Customer or others or any securities or other guarantees it may at any time hold before being entitled to payment from the Guarantor, and the Guarantor renounces all benefits of discussion and division.

         4. The Guarantor's liability to make payment under this guarantee shall arise forthwith after demand for payment has been made in writing on the undersigned or any one of them, if more than one, and such demand shall be deemed to have been effectually made when an envelope containing such demand addressed to the undersigned or such one of them at the address of the undersigned or such one of them last known to the Bank is posted, postage prepaid, in the post office; and the Guarantor's liability shall bear interest from the date of such demand at the rate set out in paragraph 5 hereof.

         5. The rate of interest payable by the Guarantor from the date of a demand for payment under this guarantee shall be the Bank's prime rate applicable at the time of demand, PLUS 2% per annum.

         6. Upon default in payment of any sum owing by the Customer to the Bank at any time, the Bank may treat all guaranteed liabilities as due and payable and may forthwith collect from the Guarantor the total amount hereby guaranteed and may apply the sum so collected upon the guaranteed liabilities or may place it to the credit of a special account. A written statement of a Manager or Acting Manager of a branch of the bank at which an account of the Customer is kept or of a General Manager of the Bank as to the amount remaining unpaid to the Bank at any time by the Customer shall, if agreed to by the Customer, be conclusive evidence and shall, in any event, be prima facie evidence against the Guarantor as to the amount remaining unpaid to the Bank at such time by the Customer.

         7. This guarantee shall be in addition to and not in substitution for any other guarantees or other securities which the Bank may now or hereafter hold in respect, of the guaranteed liabilities and the Bank shall be under no obligation to marshal in favour of the Guarantor any other Guarantees or other securities or any moneys or other assets which the Bank may be entitled to receive or may have a claim upon; and no loss of or in respect of or unenforceability of any other Guarantees or other securities which the Bank may now or hereafter hold in respect of the guaranteed Liabilities, whether occasioned by the fault of the Bank or otherwise, shall in any way limit or lessen the Guarantor's liabilities. Nothing in this guarantee shall limit, restrict or reduce in any way the Guarantor's liability to the Bank under any other agreements, guarantees or documents whether heretofore or hereafter executed by the Guarantor.

         8. Without prejudice to or in any way limiting or lessening the Guarantor's liability and without obtaining the consent of or giving notice to the Guarantor, the Bank may discontinue, reduce, increase or otherwise vary the credit of the Customer, may grant time, renewals, extensions, indulgences, releases and discharges to and accept compositions from or otherwise deal with the Customer and others, including the Guarantor and any other guarantor as the Bank may see fit, and the Bank may take, abstain from taking or perfecting, vary, exchange, renew, discharge, give up, realize on or otherwise deal with securities and guarantees in such manner as the Bank may see fit, and the Bank may apply all moneys received from the Customer or others or from securities or guarantees upon such parts of the guaranteed liabilities as the Bank may see fit and change any such application in whole or in part from time to time.

         9. Until repayment in full of all the guaranteed liabilities, all dividends, compositions, proceeds of securities, securities valued or payments received by the Bank from the Customer or others or from estates in respect of the guaranteed liabilities, shall be regarded for all purposes as payments in gross without any right on the part of the Guarantor to claim the benefit thereof in reduction of the liability under this guarantee, and the Guarantor shall not claim any set-off or counterclaim against the Customer in respect of any liability of the Customer to the Guarantor, claim or prove in the bankruptcy or insolvency of the Customer in competition with the Bank or have any right to be subrogated to the Bank.

         10. This guarantee shall not be discharged or otherwise affected by the death or loss of capacity of the Customer, by any change in the name of the Customer, or in the membership of the Customer, if a partnership, or in the objects, capital structure or constitution of the Customer, if a corporation, or by the sale of the Customer's business or any part thereof or by the Customer being amalgamated with a corporation, but shall, notwithstanding any such event, continue to apply to all guaranteed liabilities whether theretofore or thereafter incurred; and in the case of a change in the membership of a Customer which is a partnership or in the case of the Customer being amalgamated with a corporation, this guarantee shall apply to the liabilities of the resulting partnership or corporation, and the term "Customer" shall include each such resulting partnership and corporation.

         11. All advances, renewals and credits made or granted by the Bank purportedly to or for the Customer after the death, loss of capacity, bankruptcy or insolvency of the Customer, but before the Bank has received notice thereof shall be deemed to form part of the guaranteed liabilities; and all advances, renewals and credits obtained from the Bank purportedly by or on behalf of the Customer shall be deemed to form part of the guaranteed liabilities, notwithstanding any lack or limitation of power, incapacity or disability of the Customer or of the directors, partners or agents thereof, or that the Customer may not be a legal or suable entity, or any irregularity, defect or informality in the obtaining of such advances, renewals or credits, whether or not the Bank had knowledge thereof; and any such advance, renewal or credit which may not be recoverable from the undersigned as guarantors shall be recoverable from the undersigned and each of them, if more than one, jointly and severally as principal debtor(s) in respect thereof and shall be paid to the Bank on demand with interest at the rate set out in paragraph 5 hereof.

         12. All debts and liabilities, present and future, of the Customer to the Guarantor are hereby assigned to the Bank and postponed to the guaranteed liabilities, and all moneys received by the Guarantor in respect thereof shall be received in trust for the Bank and forthwith upon receipt shall be paid over to the Bank, the whole without in any way lessening or limiting the liability of the Guarantor under this guarantee; and this assignment and postponement is independent of the guarantee and shall remain in full force and effect until repayment in full to the Bank of all the guaranteed liabilities, notwithstanding that the liability of the undersigned or any of them under this guarantee may have been discharged or terminated.

         13. The undersigned or any of them, if more than one, or his or their executors or administrators, by giving thirty days' notice in writing to the branch of the Bank at which the main account of the Customer is kept, may terminate his or their further liability under this guarantee in respect of liabilities of the Customer incurred or arising after the expiration of such thirty days, but not in respect of any guaranteed liabilities insured or arising before the expiration of such thirty days even though not then matured; provided that notwithstanding receipt of any such notice the Bank may fulfil any requirements of the Customer based on agreements express or implied made prior to the expiration of such thirty days and any resulting liabilities shall be covered by this guarantee; and provided further that in the event of the termination of this guarantee as to one or more of the undersigned, if more than one, it shall remain a continuing guarantee as to the other or others of the undersigned.

         14. This guarantee embodies all the agreements between the parties hereto relative to the guarantee, assignment and postponement and none of the parties shall be bound by any representation or promise made by any person relative thereto which is not embodied herein; and it is specifically agreed that the Bank shall not be bound by any representations or promises made by the Customer to the Guarantor. Possession of this instrument by the Bank shall be conclusive evidence against the Guarantor that the instrument was not delivered in escrow or pursuant to any agreement that it should not be effective until any condition precedent or subsequent has been complied with and this guarantee shall be operative and binding notwithstanding the non-execution thereof by any proposed signatory.

         15. This guarantee shall be governed in all respects by the laws of the Province or jurisdiction in which the Customer's main account with the Bank is kept.

         16. This guarantee shall not be discharged or affected by the death or any disability of the undersigned or any of them, if more than one, and shall enure to the benefit of and be binding upon the Bank, its successors and assigns, and the Guarantor, his heirs, executors, administrators, successors and assigns.

         AS WITNESS the hand and seal of the Guarantor at MISSISSAUGA, ONTARIO this 27th day of November, 1997.

SIGNED SEALED AND DELIVERED

in the presence of                           SIGNATURE AND SEAL

/s/S. Chapman                                /s/Paul Mighton
--------------------                         ---------------------
Samantha Chapman                             PAUL MIGHTON

/s/S. Chapman                                /s/Gary McCann
--------------------                         ---------------------
Samantha Chapman                             GARY MCCANN

/s/S. Chapman                                /s/John McGee
--------------------                         ---------------------
Samantha Chapman                             JOHN McGEE

/s/S. Chapman                                /s/Vladimir Stepanoff
--------------------                         ---------------------
Samantha Chapman                             VLADIMIR STEPANOFF


                                             JOINT AND SEVERAL



N.B. Signature of this Guarantee involves personal liability.

                                                                   Exhibit 10.21


GUARANTEE OF A SCOTIABUSINESS IMPROVEMENT LOAN

TO THE BANK OF NOVA SCOTIA


IN CONSIDERATION OF THE BANK OF NOVA SCOTIA (herein called the "Bank") agreeing to deal with or to continue to deal with

TRANSFORMATION PROCESSING INC. (herein called the "Customer") the undersigned and each of them, if more than one, hereby jointly and severally guarantees payment to the Bank of all debts and liabilities, present or future, direct or indirect, absolute or contingent, matured or not, at any time owing by the Customer to the Bank or remaining unpaid by the Customer to the Bank arising under the Scotiabusiness Improvement Loan established under the Scotiabusiness Customer Agreement dated _____________ 19__ and made between the Customer and the Bank, whether incurred by one Customer alone or with another or others and whether as principal or surety, including all interest, commissions, legal and other costs, charges and expenses (such debts and liabilities being herein called the "guaranteed liabilities"), the liability of the undersigned hereunder being limited to the sum of TWENTY-FIVE THOUSAND CANADIAN dollars with interest from the date of demand for payment at the rate set out in paragraph 5 hereof.

         AND THE UNDERSIGNED and each of them, if more than one, hereby jointly and severally agrees with the Bank as follows:

         1. In this Guarantee the word "Guarantor" shall mean the undersigned and, if there is more than one guarantor, it shall mean each of them.

         2. This guarantee shall be a continuing Guarantee of all the guaranteed liabilities and shall apply to and secure any ultimate balance due or remaining unpaid to the Bank; and this guarantee shall not be considered as wholly or partially satisfied by the payment or liquidation at any time of any sum of money for the time being due or remaining unpaid to the Bank.

         3. The Bank shall not be bound to exhaust its recourse against the Customer or others or any securities or other guarantees it may at any time hold before being entitled to payment from the Guarantor, and the Guarantor renounces all benefits of discussion and division.

         4. The Guarantor's liability to make payment under this guarantee shall arise forthwith after demand for payment has been made in writing on the undersigned or any one of them, if more than one, and such demand shall be deemed to have been effectually made when an envelope containing such demand addressed to the undersigned or such one of them at the address of the undersigned or such one of them last known to the Bank is posted, postage prepaid, in the post office; and the Guarantor's liability shall bear interest from the date of such demand at the rate set out in paragraph 5 hereof.

         5. The rate of interest payable by the Guarantor from the date of a demand for payment under this guarantee shall be the Bank's prime rate applicable at the time of demand, PLUS 2% per annum.

         6. Upon default in payment of any sum owing by the Customer to the Bank at any time, the Bank may treat all guaranteed liabilities as due and payable and may forthwith collect from the Guarantor the total amount hereby guaranteed and may apply the sum so collected upon the guaranteed liabilities or may place it to the credit of a special account. A written statement of a Manager or Acting Manager of a branch of the bank at which an account of the Customer is kept or of a General Manager of the Bank as to the amount remaining unpaid to the Bank at any time by the Customer shall, if agreed to by the Customer, be conclusive evidence and shall, in any event, be prima facie evidence against the Guarantor as to the amount remaining unpaid to the Bank at such time by the Customer.

         7. This guarantee shall be in addition to and not in substitution for any other guarantees or other securities which the Bank may now or hereafter hold in respect, of the guaranteed liabilities and the Bank shall be under no obligation to marshal in favour of the Guarantor any other Guarantees or other securities or any moneys or other assets which the Bank may be entitled to receive or may have a claim upon; and no loss of or in respect of or unenforceability of any other Guarantees or other securities which the Bank may now or hereafter hold in respect of the guaranteed Liabilities, whether occasioned by the fault of the Bank or otherwise, shall in any way limit or lessen the Guarantor's liabilities. Nothing in this guarantee shall limit, restrict or reduce in any way the Guarantor's liability to the Bank under any other agreements, guarantees or documents whether heretofore or hereafter executed by the Guarantor.

         8. Without prejudice to or in any way limiting or lessening the Guarantor's liability and without obtaining the consent of or giving notice to the Guarantor, the Bank may discontinue, reduce, increase or otherwise vary the credit of the Customer, may grant time, renewals, extensions, indulgences, releases and discharges to and accept compositions from or otherwise deal with the Customer and others, including the Guarantor and any other guarantor as the Bank may see fit, and the Bank may take, abstain from taking or perfecting, vary, exchange, renew, discharge, give up, realize on or otherwise deal with securities and guarantees in such manner as the Bank may see fit, and the Bank may apply all moneys received from the Customer or others or from securities or guarantees upon such parts of the guaranteed liabilities as the Bank may see fit and change any such application in whole or in part from time to time.

         9. Until repayment in full of all the guaranteed liabilities, all dividends, compositions, proceeds of securities, securities valued or payments received by the Bank from the Customer or others or from estates in respect of the guaranteed liabilities, shall be regarded for all purposes as payments in gross without any right on the part of the Guarantor to claim the benefit thereof in reduction of the liability under this guarantee, and the Guarantor shall not claim any set-off or counterclaim against the Customer in respect of any liability of the Customer to the Guarantor, claim or prove in the bankruptcy or insolvency of the Customer in competition with the Bank or have any right to be subrogated to the Bank.

         10. This guarantee shall not be discharged or otherwise affected by the death or loss of capacity of the Customer, by any change in the name of the Customer, or in the membership of the Customer, if a partnership, or in the objects, capital structure or constitution of the Customer, if a corporation, or by the sale of the Customer's business or any part thereof or by the Customer being amalgamated with a corporation, but shall, notwithstanding any such event, continue to apply to all guaranteed liabilities whether theretofore or thereafter incurred; and in the case of a change in the membership of a Customer which is a partnership or in the case of the Customer being amalgamated with a corporation, this guarantee shall apply to the liabilities of the resulting partnership or corporation, and the term "Customer" shall include each such resulting partnership and corporation.

         11. All advances, renewals and credits made or granted by the Bank purportedly to or for the Customer after the death, loss of capacity, bankruptcy or insolvency of the Customer, but before the Bank has received notice thereof shall be deemed to form part of the guaranteed liabilities; and all advances, renewals and credits obtained from the Bank purportedly by or on behalf of the Customer shall be deemed to form part of the guaranteed liabilities, notwithstanding any lack or limitation of power, incapacity or disability of the Customer or of the directors, partners or agents thereof, or that the Customer may not be a legal or suable entity, or any irregularity, defect or informality in the obtaining of such advances, renewals or credits, whether or not the Bank had knowledge thereof; and any such advance, renewal or credit which may not be recoverable from the undersigned as guarantors shall be recoverable from the undersigned and each of them, if more than one, jointly and severally as principal debtor(s) in respect thereof and shall be paid to the Bank on demand with interest at the rate set out in paragraph 5 hereof.

         12. All debts and liabilities, present and future, of the Customer to the Guarantor are hereby assigned to the Bank and postponed to the guaranteed liabilities, and all moneys received by the Guarantor in respect thereof shall be received in trust for the Bank and forthwith upon receipt shall be paid over to the Bank, the whole without in any way lessening or limiting the liability of the Guarantor under this guarantee; and this assignment and postponement is independent of the guarantee and shall remain in full force and effect until repayment in full to the Bank of all the guaranteed liabilities, notwithstanding that the liability of the undersigned or any of them under this guarantee may have been discharged or terminated.

         13. The undersigned or any of them, if more than one, or his or their executors or administrators, by giving thirty days' notice in writing to the branch of the Bank at which the main account of the Customer is kept, may terminate his or their further liability under this guarantee in respect of liabilities of the Customer incurred or arising after the expiration of such thirty days, but not in respect of any guaranteed liabilities insured or arising before the expiration of such thirty days even though not then matured; provided that notwithstanding receipt of any such notice the Bank may fulfil any requirements of the Customer based on agreements express or implied made prior to the expiration of such thirty days and any resulting liabilities shall be covered by this guarantee; and provided further that in the event of the termination of this guarantee as to one or more of the undersigned, if more than one, it shall remain a continuing guarantee as to the other or others of the undersigned.

         14. This guarantee embodies all the agreements between the parties hereto relative to the guarantee, assignment and postponement and none of the parties shall be bound by any representation or promise made by any person relative thereto which is not embodied herein; and it is specifically agreed that the Bank shall not be bound by any representations or promises made by the Customer to the Guarantor. Possession of this instrument by the Bank shall be conclusive evidence against the Guarantor that the instrument was not delivered in escrow or pursuant to any agreement that it should not be effective until any condition precedent or subsequent has been complied with and this guarantee shall be operative and binding notwithstanding the non-execution thereof by any proposed signatory.

         15. This guarantee shall be governed in all respects by the laws of the Province or jurisdiction in which the Customer's main account with the Bank is kept.

         16. This guarantee shall not be discharged or affected by the death or any disability of the undersigned or any of them, if more than one, and shall enure to the benefit of and be binding upon the Bank, its successors and assigns, and the Guarantor, his heirs, executors, administrators, successors and assigns.

         AS WITNESS the hand and seal of the Guarantor at MISSISSAUGA, ONTARIO this 30th day of JANUARY, 1997.

SIGNED SEALED AND DELIVERED

in the presence of                           SIGNATURE AND SEAL

/s/Caroline Brodie                           /s/Paul Mighton
                                             ---------------------
                                             PAUL MIGHTON

/s/Caroline Brodie                           /s/Gary McCann
                                             ---------------------
                                             GARY MCCANN

/s/Caroline Brodie                           /s/John McGee
                                             ---------------------
                                             JOHN McGEE

/s/Caroline Brodie                           /s/Vladimir Stepanoff
                                             ---------------------
                                             VLADIMIR STEPANOFF


                                             JOINT AND SEVERAL



N.B. Signature of this Guarantee involves personal liability.